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                                 EXHIBIT 23(a)

                           COMPASS BANCSHARES, INC.

                         CONSENT OF KPMG PEAT MARWICK
                             INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS

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                              ACCOUNTANT'S CONSENT





Board of Directors
Compass Bancshares, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                    KPMG PEAT MARWICK



Birmingham, Alabama
January 14, 1994